UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 31, 2010

Park-Ohio Holdings Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	000-03134	34-1867219
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6065 Parkland Boulevard, Cleveland, Ohio		44124
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	440-947-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Park-Ohio Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	333-43005	34-6520107
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6065 Parkland Boulevard, Cleveland, Ohio		44124
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	440-947-2000

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On August 31, 2010, Park-Ohio Industries, Inc. (the "Company"), a wholly owned subsidiary of Park-Ohio Holdings Corp. ("Holdings"), Supply Technologies LLC ("Supply Technologies"), a wholly owned subsidiary of the Company, Lawson Products, Inc. ("Lawson") and Assembly Component Systems, Inc. ("ACS"), a wholly owned subsidiary of Lawson, entered into an Asset Purchase Agreement (the "Agreement") pursuant to which Supply Technologies agreed to purchase substantially all of the assets of ACS for $19 million, consisting of $16.0 million in cash and a promissory note in the principal amount of $3.0 million issued by the Company. Pursuant to the terms of the Agreement, the purchase price is subject to a working capital adjustment.

Additionally on August 31, 2010, the Company, the other loan parties thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, entered into a Consent and Amendment No. 2 (the "Amendment") to Third Amended and Restated Credit Agreement (the "Credit Agreement"). Among other things, the Amendment provided the Company consent for the acquisition of substantially all of the assets of ACS and some unrelated real estate, as well as decreased the cost of borrowing under the Credit Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 1, 2010, Supply Technologies completed the acquisition of substantially all of the assets of ACS pursuant to the terms of the Agreement described above. The description of the terms of the Agreement under the first paragraph of Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The assets acquired from ACS will be integrated into the Company’s Supply Technologies business segment.

Item 9.01 Financial Statements and Exhibits.

(a) The Company will provide the financial statements required by Item 9.01(a) of Form 8-K by amendment to this Current Report on Form 8-K no later than the 71st day after the required filing date for this Current Report on Form 8-K.

(b) The Company will provide the pro forma financial information required by Item 9.01(b) of Form 8-K by amendment to this Current Report on Form 8-K no later than the 71st day after the required filing date for this Current Report on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Park-Ohio Holdings Corp.

September 3, 2010	By:	Robert D. Vilsack

Name: Robert D. Vilsack
Title: Secretary

Park-Ohio Industries, Inc.

September 3, 2010	By:	Robert D. Vilsack

Name: Robert D. Vilsack
Title: Secretary